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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Barr Laboratories, Inc. on Form S-8 of our report dated August 9, 2002, appearing in the Annual Report on Form 10-K of Barr Laboratories, Inc. for the year ended June 30, 2002.

                                                 /s/Deloitte & Touche LLP


Stamford, Connecticut
December 20, 2002


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